EXHIBIT 10.1
EXECUTION VERSION

FOURTH AMENDMENT
TO
CREDIT AGREEMENT
This FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Fourth Amendment"), dated as of June 16, 2017 (effective as provided herein), is among WINTRUST FINANCIAL CORPORATION, an Illinois corporation ("Borrower"), each Lender a party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent ("Administrative Agent").
RECITALS:
Borrower, Lenders and Administrative Agent have previously entered into the Credit Agreement dated as of December 15, 2014, as amended by the First Amendment to Credit Agreement dated as of October 29, 2015, by the Second Amendment to Credit Agreement dated as of December 14, 2015 and by Third Amendment to Credit Agreement dated as of December 12, 2016 (as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement").
Borrower and Lenders have requested amendments to certain provisions of the Credit Agreement, including to extend the Revolving Credit Maturity Date, and to make certain modifications to covenants set forth therein.
Borrower and Lenders have agreed, subject to the terms and conditions hereof, to amend such provisions of the Credit Agreement, as provided in this Fourth Amendment.
AGREEMENT:
NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:
ARTICLE I
Definitions
1.1    Definitions. Capitalized terms not otherwise defined herein have the same meaning as in the Credit Agreement.
ARTICLE II
Amendments to Credit Agreement
2.1    Amendments to Section 1.01. The following definitions are added to Section 1.01 in appropriate alphabetical order:
"Existing Mortgage" means the mortgage on the building located at 9700 West Higgins Road, Rosemont, Illinois outstanding on the Fourth Amendment Effective Date.
"Existing Mortgage Loan" means the approximately $20,000,000 loan from Jackson National Life Insurance Company outstanding on the Fourth Amendment Effective Date and secured by the Existing Mortgage.
"Fourth Amendment Effective Date" means June 16, 2017.

"Refinance" means to refinance, refund, renew or extend. "Refinanced" and "Refinancing" have correlative meanings.
2.2    Amendment to Section 7.01. Section 7.01(b) and (i) are amended and restated in their entireties to read as follows:
(b)    Liens listed on Schedule 7.01 and any renewals or extensions thereof, provided that (i) the property covered thereby is not changed, (ii) the amount secured or benefited thereby is not increased except as contemplated by Section 7.02(c), (iii) the direct or any contingent obligor with respect thereto is not changed and (iv) any renewal or extension of the obligations secured or benefited thereby is permitted by Section 7.02(c);
(i)    other Liens securing Indebtedness permitted under Section 7.02(g); provided that no such Lien shall extend to or cover any Equity Interests of any Subsidiary Bank; and
2.3    Amendment to Section 7.02(c) and (g). Section 7.02(c) and (g) are amended and restated in their entireties to read as follows:
(c)    Indebtedness listed on Schedule 7.02 and any Refinancings thereof; provided that the amount of such Indebtedness is not increased at the time of such Refinancing except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such Refinancing and by an amount equal to any existing commitments unutilized thereunder and the direct or any contingent obligor with respect thereto is not changed, as a result of or in connection with such Refinancing; and provided, still further, that the terms relating to principal amount, amortization, maturity, collateral (if any) and subordination (if any), and other material terms taken as a whole, of any such Refinanced Indebtedness, and of any agreement entered into and of any instrument issued in connection therewith, are no less favorable in any material respect to the Borrower or the Lenders than the terms of any agreement or instrument governing the Indebtedness being Refinanced and the interest rate applicable to any such Refinanced Indebtedness does not exceed the then applicable market interest rate;
(g)    (x) the Existing Mortgage Loan (which may be Refinanced in connection with the issuance of other Indebtedness permitted in this clause (g)) plus (y) other Indebtedness in an aggregate principal amount not to exceed $60,000,000 at any time outstanding, provided that Indebtedness in excess of such limit which is comprised of Senior Debt shall be permitted with the written consent of all Lenders in their discretion.
2.4    Amendment to Schedule 7.01. Item 1 in Schedule 7.01 is deleted therefrom and the following inserted in lieu thereof: "[Reserved]".
2.5    Amendment to Schedule 7.02. Item 2 in Schedule 7.02 is deleted therefrom and the following inserted in lieu thereof: "[Reserved]".
ARTICLE III
Conditions Precedent; Effectiveness
3.1    Conditions. The effectiveness of this Fourth Amendment is subject to the satisfaction of the following conditions precedent:

(a)    Documents. Administrative Agent shall have received all of the following, each dated (unless otherwise indicated) the date of this Fourth Amendment and the following shall have occurred, in form and substance satisfactory to Administrative Agent and Lenders:
(i)    Fourth Amendment. This Fourth Amendment executed by Borrower and each Lender.
(ii)    [Reserved]
3.2    Effectiveness. Upon satisfaction of the conditions precedent in Section 3.1, this Fourth Amendment shall be effective as of the Fourth Amendment Effective Date.
ARTICLE IV
Ratification
4.1    Ratification. The terms and provisions set forth in this Fourth Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Fourth Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower agrees that the Credit Agreement, as amended hereby, and the other Loan Documents to which it is a party or subject shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.
ARTICLE V
Representations and Warranties
5.1    Loan Documents. Borrower hereby represents and warrants to each Lender and Administrative Agent that (a) the execution, delivery and performance of this Fourth Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of Borrower and will not violate any organizational or governance document of Borrower or any applicable law, (b) the representations and warranties contained in the Credit Agreement, as amended hereby, and each other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties speak to a specific date, in which case they were true and correct on and as of such date, (c) no Default or Event of Default shall exist before or immediately after giving effect to this Fourth Amendment, (d) Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Loan Documents to which it is a party or it is subject, and (e) there have been no amendments, supplements or other modifications to the certificate of incorporation or by-laws of the Borrower since December 11, 2016 other than (i) a Statement of Resolution filed with the Illinois Secretary of State on June 5, 2017, relating to Borrower’s amended and restated articles of incorporation which was filed solely to formally reflect the fact that no shares of Borrower’s 5.00% Non-Cumulative Perpetual Convertible Preferred Stock, Series C, no par value per share, remain issued and outstanding and (ii) bylaws amendments (x) on January 26, 2017 increasing the size of the Board of Directors from 12 to 13 and (y) on May 25, 2017 reducing the size of the Board of Directors from 13 to 12.
ARTICLE VI
Miscellaneous
6.1    Reference to Credit Agreement. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.
6.2    Severability. Any provision of this Fourth Amendment or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.
6.3    Counterparts. This Fourth Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page of this Fourth Amendment by facsimile transmission or PDF attachment to email shall be effective as delivery of an original executed counterpart thereof.
6.4    Governing Law; Jurisdiction, Etc.
(a)    Governing Law. This Fourth Amendment and the other Loan Documents executed in connection herewith, unless expressly set forth therein, shall be governed by, construed and enforced in accordance with, the law of the State of Illinois, without reference to the conflicts or choice of law principles thereof.
(b)    Submission to Jurisdiction. Borrower irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the courts of the State of Illinois sitting in Cook County and of the United States District Court of the Northern District of Illinois, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Fourth Amendment or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Illinois state court or, to the fullest extent permitted by Applicable Law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Fourth Amendment or in any other Loan Document shall affect any right that Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Fourth Amendment or any other Loan Document against Borrower or its properties in the courts of any jurisdiction.
(c)    Waiver of Venue. Borrower irrevocably and unconditionally waives, to the fullest extent permitted by Applicable Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Fourth Amendment or any other Loan Document executed in connection herewith in any court referred to in Section 6.4(b). Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by Applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(d)    Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 11.02 of the Credit Agreement. Nothing in this Fourth Amendment will affect the right of any party hereto to serve process in any other manner permitted by Applicable Law.
6.5    Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS FOURTH AMENDMENT OR ANY OTHER LOAN DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS FOURTH

AMENDMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
6.6    FINAL AGREEMENT. THIS FOURTH AMENDMENT, TOGETHER WITH THE CREDIT AGREEMENT, AS AMENDED HEREBY, AND THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
6.7    Expenses of Administrative Agent. As provided in the Credit Agreement, Borrower shall pay all invoiced reasonable costs and expenses incurred by Administrative Agent in connection with the preparation, negotiation, and execution of this Fourth Amendment and the other Loan Documents executed pursuant hereto, including without limitation the reasonable fees and expenses of Administrative Agent’s legal counsel promptly following Borrower’s receipt of invoices therefor.

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed by their duly authorized officers, all as of the day and year first written above.
BORROWER:

WINTRUST FINANCIAL CORPORATION

By: /s/David A. Dykstra
    David A. Dykstra
    Senior Executive Vice President

Fourth Amendment to Credit Agreement – Signature Page

WELLS FARGO BANK, N.A.,
as Administrative Agent

By: /s/Jeffrey Bachler
Name: Jeffrey Bachler
Title: SVP

WELLS FARGO BANK, N.A.,
as a Lender

By: /s/Jeffrey Bachler
Name: Jeffrey Bachler
Title: SVP

Fourth Amendment to Credit Agreement – Signature Page

ROYAL BANK OF CANADA,
as a Lender

By: /s/Brian Reidy
Name: Brian Reidy
Title: Director, RBC

Fourth Amendment to Credit Agreement – Signature Page

U.S. BANK NATIONAL ASSOCIATION
as a Lender

By: /s/Peter Caligiuri
Name: Peter Caligiuri
Title: Vice President

Fourth Amendment to Credit Agreement – Signature Page